UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2014

Wesco Aircraft Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35253	20-5441563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24911 Avenue Stanford

Valencia, California 91355

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 775-7200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 28, 2014, Wesco Aircraft Holdings, Inc. (“Wesco”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of its acquisition of Haas Group Inc. (“Haas”) on February 28, 2014 pursuant to the Agreement and Plan of Merger dated January 30, 2014.

This Current Report on Form 8-K/A (“Amendment No. 1”) is being filed to amend and supplement the Initial Form 8-K to provide the financial information required under Item 9.01, which is permitted to be filed by amendment no later than 71 days after the due date of the Initial Form 8-K. No other modifications to the Initial Form 8-K are being made by Amendment No. 1.  This Amendment No. 1 should be read in connection with the Initial Form 8-K.

Item 9.01                   Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired:  The unaudited condensed consolidated financial statements of Haas for the nine months ended September 30, 2013 and 2012 are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference. The audited consolidated financial statements of Haas for the fiscal years ended December 31, 2012 and 2011 are filed as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro Forma Financial Information:  The pro forma financial information reflecting the acquisition of Haas by Wesco as described in Item 2.01 of the Initial Form 8-K is filed as Exhibit 99.4 to this Amendment No. 1 and is incorporated herein by reference.

(d)                                 Exhibits.

Exhibit Number	Description

10.1

Credit Agreement, by and among Wesco Aircraft Holdings, Inc., Wesco Aircraft Hardware Corp., Barclays Bank PLC, as administrative agent and collateral agent, and the lenders party thereto, dated as of December 7, 2012 (incorporated by reference to Wesco’s quarterly report on Form 10-Q for the quarter ended December 31, 2012).

10.2*

First Amendment to Credit Agreement, by and among Wesco Aircraft Holdings, Inc., Wesco Aircraft Hardware Corp., Barclays Bank PLC, as administrative agent and collateral agent, and the lenders party thereto, dated as of February 28, 2014.

23.1	Consent of KPMG LLP, independent auditors.

99.1*	Press Release issued February 28, 2014.

99.2	Unaudited Condensed Consolidated Financial Statements of Haas for the nine months ended September 30, 2013 and 2012.

99.3	Audited Consolidated Financial Statements of Haas for the years ended December 31, 2012 and 2011.

99.4	Unaudited Pro Forma Condensed Combined Financial Statements.

*  Filed with Initial Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2014	WESCO AIRCRAFT HOLDINGS, INC.

	By:	/s/ Gregory A. Hann
Gregory A. Hann
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1

Credit Agreement, by and among Wesco Aircraft Holdings, Inc., Wesco Aircraft Hardware Corp., Barclays Bank PLC, as administrative agent and collateral agent, and the lenders party thereto, dated as of December 7, 2012 (incorporated by reference to Wesco’s quarterly report on Form 10-Q for the quarter ended December 31, 2012).

10.2*

First Amendment to Credit Agreement, by and among Wesco Aircraft Holdings, Inc., Wesco Aircraft Hardware Corp., Barclays Bank PLC, as administrative agent and collateral agent, and the lenders party thereto, dated as of February 28, 2014.

23.1	Consent of KPMG LLP, independent auditors.

99.1*	Press Release issued February 28, 2014.

99.2	Unaudited Condensed Consolidated Financial Statements of Haas for the nine months ended September 30, 2013 and 2012.

99.3	Audited Consolidated Financial Statements of Haas for the years ended December 31, 2012 and 2011.

99.4	Unaudited Pro Forma Condensed Combined Financial Statements.

*  Filed with Initial Form 8-K.

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